SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 3, 2003

Date of Report (date of earliest event reported)

AMKOR TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Enterprise Drive
West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 431-9600

(Registrant’s telephone number, including area code)

     This Current Report on Form 8-K is filed by Amkor Technology, Inc., a Delaware corporation (the “Registrant”), in connection with the matters described herein.

Item 5. Other Events.

     On November 3, 2003, the Registrant issued a press release announcing that it plans to offer 7,000,000 shares of its common stock in an underwritten public offering pursuant to its existing shelf registration statement on Form S-3 (Registration No. 333-81334) initially filed with the Securities and Exchange Commission on January 24, 2002, as amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on April 9, 2002 and Amendment No. 2 thereto filed with the Securities and Exchange Commission on April 25, 2002. The Registrant plans to grant the underwriters an option to purchase an additional 1,050,000 shares of its common stock to cover over-allotments. Citigroup Global Markets Inc. has been named the sole bookrunning manager, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc. have been named co-lead managing underwriters of the offering. The information contained in the press release dated November 3, 2003 is incorporated herein by reference and filed as Exhibit 99.1 hereto. On November 4, 2003, the Registrant filed with the Securities and Exchange Commission a prospectus supplement relating to the issuance and sale of the 7,000,000 shares of the Registrant’s common stock in such offering.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Text of Press Release dated November 3, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2003

AMKOR TECHNOLOGY, INC.

	By:	/s/ Kenneth T. Joyce

Kenneth T. Joyce
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of Press Release dated November 3, 2003.